May 4, 2026

VIA EDGAR

RE:    Principal Life Insurance Company
    Principal Life Insurance Company Separate Account B
    Definitive Materials Filing Pursuant to Rule 497(j)
    File No. 811-02091

Commissioners:

On behalf of Principal Life Insurance Company and Principal Life Insurance Company Separate Account B (“Registrant”) and pursuant to Rule 497(j) of Regulation C under the Securities Act of 1933, as amended, I hereby represent that the forms of prospectus and statement of additional information for the above-named issuing company and Registrant, each dated April 29, 2026, do not differ from those contained in the amendment to the Registration Statement on Form N-4 that relates the prospectus and statement of additional information for each contract identified below.

Each Post-Effective Amendment for each contract identified below were filed electronically with the Securities and Exchange Commission on EDGAR on April 29, 2026.

Contract Name	Amend. No.	Registration No.
Principal ® Freedom Variable Annuity	28	333-63401
Principal ® Freedom 2 Variable Annuity	20	333-128079
Principal ® Flexible Variable Annuity	44	033-74232
Principal ® Flexible Variable Annuity with Purchase Payment Credit	29	333-40254
Principal ® Premier Variable Annuity	42	033-44670
Principal ® Personal Variable Annuity	42	033-44565
Principal ® Pivot Series Variable Annuity	18	333-197214
Principal ® Lifetime Income Solutions Variable Annuity	22	333-171650
Principal ® Lifetime Income Solutions II Variable Annuity	13	333-213890
Principal ® Investment Plus Variable Annuity (Applications before 08/01/13)	43	333-116220
Principal ® Investment Plus Variable Annuity (Applications on or after 08/01/13)	22	333-188293

If you have any questions regarding the Amendment, please contact me at (317) 874-3803.

                        Sincerely,
                        Kate F. Stecklein
                        Kate F. Stecklein
                        Variable Annuities & Life Insurance Counsel
                        Principal Financial Group